As filed with the Securities and Exchange Commission on July 29 2008

Securities Act File No. 333-112108

Investment Company Act File No. 811-21492

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        ☐

Pre-Effective Amendment No.                   ☐

Post-Effective Amendment No. 10      ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 14                      ☒

(Check appropriate box or boxes.)

(Exact Name of Registrant as Specified in Charter)

RESERVE SHORT-TERM INVESTMENT TRUST

(Address of Principal Executive Offices)

1250 BROADWAY, NEW YORK, NY 10001-3701

Registrant’s Telephone Number, including Area Code (212) 401-5500

Christina M. Massaro

The Reserve

1250 Broadway

New York, NY 10001-3701

(Name and Address of Agent for Service)

Approximate date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☒ Immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485.

  If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Reserve Yield Plus Institutional Fund

of Reserve Short-Term Investment Trust

Prospectus
July 29, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

(This page has been left blank intentionally.)

table of contents

about the fund

Investment Objective	2

Principal Investment Strategies	2

Principal Risks	3

Performance	5

Fees & Expenses	5

Fund Management	6

your account

How to Buy Shares	8

How to Sell Shares	10

Frequent Purchases and Redemptions	12

shareholder services	13

dividends, distributions & taxes	14

financial highlights	15

The Reserve
1250 Broadway
New York, NY 10001-3701
800-637-1700 (and press "0")
212-401-5930 (facsimile)
customerservice@TheR.com
or visit our website at www.TheR.com

It Pays to Keep Money in Reserve®

about the fund

Investment Objective

The investment objective of the Reserve Yield Plus Institutional Fund (the "Fund") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. THIS FUND IS NOT A MONEY MARKET FUND. Investors can lose money by investing in the Fund. They may also make money.

Principal Investment Strategies

The Fund is a diversified mutual fund, designed as a convenient complement to the investment of temporary cash balances in short-term money market accounts or instruments. WHILE THE FUND IS NOT A MONEY MARKET FUND, IT SEEKS TO MAINTAIN A STABLE $1.00 SHARE PRICE AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. The Fund seeks to provide higher returns than money market funds and other short-term investments. While serving as an effective cash management solution for investors, the Fund is structured to reduce or eliminate the problems of direct investing, such as scheduling maturities, reinvesting proceeds, evaluating the credit quality of issuers, investing in round lots, and the safeguarding, receipt and delivery of securities. The Fund will seek to limit share price volatility by maintaining a dollar weighted average maturity of 90 days or less and by limiting the maturity of individual instruments to 24 months or less, except in the case of adjustable rate government obligations, which may have a longer ultimate maturity. In calculating portfolio maturity, the maturity of an investment will be considered to be the earlier of the instrument's maturity date, put date or the next interest reset date. Shares of money market funds will be considered to have a maturity of one day.

Unlike the Fund, money market funds are subject to conditions in an SEC rule that are intended to stabilize a money market fund's net asset value at $1.00. These conditions are intended to limit risk in a money market fund's portfolio in the areas of credit quality, diversification and maturity of fund investments. Money market funds are generally required to hold high credit quality dollar-denominated securities (i.e., rated in the two top categories by rating agencies), maintain a diversified investment portfolio (e.g., not invest more than 5% of its assets in securities of any single issuer, except the U.S. federal government) and invest in securities that are considered short-term (i.e., average portfolio maturity to be 90 days or less). Although the Fund seeks to maintain a $1.00 share price, it is not required to comply with this SEC rule and therefore the Fund is a riskier investment than a money market fund.

Reserve Management Company, Inc. ("RMCI" or "Adviser"), the Fund's investment adviser, monitors a range of economic and financial factors and, based on that analysis, the assets of the Fund are invested in a mix of U.S. dollar-denominated securities that are intended to provide as high a return as possible without jeopardizing the stability of the Fund's share price and without violating its investment policy. The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity, duration, or credit quality or to shift assets into higher-yielding securities.

The Fund will principally invest directly, or indirectly through repurchase agreements, in negotiable certificates of deposit ("CDs"), time deposits, bankers' acceptances, commercial paper and letters of credit of U.S. banking institutions that are members of the Federal Deposit Insurance Corporation ("FDIC"), investment grade corporate debt obligations (i.e., those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch or, if unrated, judged to be of equivalent quality as determined by the Adviser), asset-backed securities (representing undivided fractional interests in pools of investments, which include credit card, auto and equipment receivables and home equity and other consumer loans), and investment grade U.S. dollar obligations of foreign banks and corporations located in major industrialized nations in Western Europe and in other countries such as Australia and Canada. The Fund may also invest only in foreign banking institutions that, at the time of the investment, have more than $25 billion (or the equivalent in other currencies) in total assets. The Fund intends to concentrate, and normally invest more than 25% of its total assets in the aggregate, in commercial banks, savings institutions and foreign banks.

The Fund may invest in instruments issued by the U.S. government, its agencies and instrumentalities, money market funds and instruments fully collateralized by any of these obligations. For obligations subject to repurchase agreements, the creditworthiness of the transaction will be determined by the credit ratings of the repurchase agreements' counterparties as well as the underlying collateral.

about the fund

In an effort to increase returns, the Fund expects to use leverage in certain circumstances when, in the Adviser's judgment, borrowing costs are lower than the return that can be received from the investment of the proceeds from the borrowing. The Fund also intends to use leverage by entering into reverse repurchase agreements with banks, mutual funds and securities dealers deemed creditworthy pursuant to guidelines adopted by the Board of Trustees. Reverse repurchase agreements are considered to be borrowings.

The Fund may use leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount of its borrowings). If the Fund uses leverage, its gains or losses may be higher than if it did not use leverage. Leverage is the ability of the Fund to borrow money to purchase investments. See "Leveraging Risk" below.

Under a repurchase agreement, the other party sells and simultaneously agrees to repurchase a security at a mutually agreed upon time and price, which results in a fixed rate of return for the period of the agreement. Securities subject to repurchase will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price.

The Fund may invest its assets in affiliated money market funds. The Fund expects that such investments will occur in periods of declining interest rates, when yields of money market funds exceed those of available money market instruments, and for general cash management. The portion of the Fund's assets invested in money market funds will vary based on market conditions.

The Fund will follow a managed distribution policy in which it intends to declare daily dividends, consisting of net income earned. At times a portion of the Fund's daily dividend distribution may include short-term capital gains or other Fund assets. See "Managed Distribution; Stable $1.00 NAV Risk" below.

The Fund will be invested in accordance with the investment objective and strategies outlined in this Prospectus at all times as are practicable. However, from time to time, in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (e.g., investing all of its assets in money market funds, including affiliated money market funds, subject to compliance with applicable law) that are inconsistent with the Fund's principal investment strategies. If the Fund adopts a temporary defensive position, the Fund may not attain its investment objective.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information.

Expenses of Other Investment Companies. If the Fund invests in another investment company, the Fund's shareholders would be indirectly subject to the fees and expenses of that investment company, in addition to the fees and expenses of the Fund except in the case of affiliated funds where RMCI will absorb the additional fees and expenses.

Suitability. Different investors have different investment goals. The Fund is intended to provide professional management for your cash and shorter-term assets and is intended for investors who seek higher returns than a money market fund and also seek current income, liquidity and stability. The Fund is not intended to be a balanced investment program.

Principal Risks

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. THIS FUND IS NOT A MONEY MARKET FUND. The Fund's share price is subject to change daily due to changes in general market conditions in response to economic, political and financial developments. The Fund is also subject to the risks associated with particular securities and the types of securities held. The Fund cannot guarantee that it will achieve its investment objective. The following factors could increase the Fund's risk of loss in connection with portfolio investments or reduce the Fund's distributable income:

•  Interest Rate and Return Fluctuation Risk. Most of the Fund's performance depends on interest rates, and when interest rates fall, the Fund's returns will typically fall as well. In addition, as investments mature, the proceeds are

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about the fund

reinvested at rates that may be lower than levels previously earned. When interest rates rise, the value of an investment in debt securities generally goes down, although the value of long-term debt securities generally goes down more than the value of short-term securities.

•  Credit Risk. Credit risk depends on the ability of an issuer to repay principal and interest when due and the terms of a particular obligation. A decline in the credit quality or credit rating of an issuer, or of the provider of credit support or a maturity-shortening structure for a security, can cause the value of the Fund's investment in the security to decrease.

•  Repurchase and Reverse Repurchase Agreement Risk. Repurchase agreements involve the risk that the other party may default on its obligations, which may cause delays, losses and restrictions on the Fund's ability to dispose of the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities may be lower than the price at which the Fund has agreed to repurchase them. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities at the agreed time or at all. If the Fund is not able to recover the securities, and the value of the collateral held by the Fund is less than the value of the securities, the Fund may experience a loss on the transaction.

•  Banking Industry Risk. The risks of investing in the banking industry include interest rate risk, credit risk and the risk of adverse regulatory developments. With respect to risks of investing in the foreign banking industry, the Fund will be subject to similar risks as investing in foreign securities discussed below. These include additional political, tax and regulatory risks that are generally not present when investing in securities of U.S. banking institutions.

•  Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk and interest rate and return fluctuation risk as discussed above. In addition, asset-backed securities that are subject to prepayment may lose more value due to changes in interest rates than will other debt securities, especially during periods when those rates are declining.

•  Foreign Securities Risk. Investments in foreign securities involve certain additional risks such as unfavorable political and economic developments, imposition of withholding taxes, seizure of foreign deposits, and currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign companies are not regulated by U.S. authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

•  Leveraging Risk. The Fund expects to use financial leverage for investment purposes in certain circumstances when, in the Adviser's judgment, borrowing costs are lower than the return that can be received from the investment of the proceeds from the borrowing. This is a speculative technique. If the Fund uses leverage, its losses may be higher than if it did not use leverage, and the Fund may lose more than the amount of its actual investment. So long as the proceeds from borrowings are invested in securities that provide a higher rate of return than the cost of borrowing, the leverage will allow shareholders to receive a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the cost of leverage were to exceed the return on the securities acquired with borrowings, the Fund's use of leverage would result in a lower rate of return to shareholders than if the Fund were not leveraged. There is no assurance that the Fund's use of leverage will be successful. The use of leverage creates an opportunity for increased return, but also creates additional risks, including the possibility of greater volatility of net asset value. If the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged.

•  Managed Distribution; Stable $1.00 NAV Risk. The Fund will follow a managed distribution policy. The Fund intends to declare daily dividends, consisting of net income earned. At times, daily dividend declarations could also include short-term capital gains, if any, on securities holdings and other Fund assets. A distribution of amounts exceeding net investment income and realized capital gains could result in a return of capital to investors for tax purposes. Over time, the Fund will distribute all of its net investment income and capital gains.

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about the fund

Underdistribution of realized gains could result in a special year-end distribution to meet the requirements of the Internal Revenue Code of 1986, as amended, for the Fund to be treated as a regulated investment company, which would only benefit investors holding shares on the record date for the special distribution. The Fund will be managed to minimize the likelihood of special year-end capital gains distributions, and to avoid varying from a $1.00 net asset value per share. In the event of an overdistribution or an underdistribution, the Fund may engage in a reverse stock split or a stock split, respectively, in order to maintain a constant $1.00 share price. Large, rapid changes in interest rates or credit deterioration in significant holdings combined with redemptions of Fund shares could also adversely affect the Fund's ability to maintain a stable share price. THERE CAN BE NO GUARANTEE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE $1.00 NAV OR THAT THE FUND WILL NOT MAKE A DISTRIBUTION THAT QUALIFIES AS A RETURN OF CAPITAL.

•  Valuation Risk. The Fund will generally use market prices obtained from independent pricing services to value its assets. If market prices are not readily available, or if, in the judgment of the Trustees, such pricing information does not represent fair value, the Fund's assets will be priced using "fair value." These prices may differ from market prices or the prices available from securities dealers.

•  Temporary Defensive Strategy Risk. If the Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objective.

Performance

No performance information is included since, as of the date of this Prospectus, the Fund has not yet commenced operations.

For the Fund's performance information, call toll-free 800-637-1700 or visit our website at www.TheR.com.

Fees & Expenses

You will pay certain fees and expenses, described in the table below, if you buy and hold the different classes of shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)	Class Institutional	Liquidity Class I	Liquidity Class II	Liquidity Class III	Liquidity Class IV	Liquidity Class V
Low Balance Fee*	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Redemption Fees**	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee***	0.13%	0.16%	0.21%	0.26%	0.36%	0.46%
Distribution and Service (12b-1) Fee	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses†	0.00%	0.01%	0.00%	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses††	0.13%	0.17%	0.21%	0.27%	0.36%	0.46%

The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in the Fund. The Total Annual Fund Operating Expenses are paid out of the Fund's assets, so these expenses affect the value of the Fund's shares.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE ENDS OF THOSE PERIODS. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (before fee

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about the fund

waivers and expense reimbursements or credits) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses Paid During Period
	One Year	Three Years
Reserve Yield Plus Institutional Fund Class Institutional	$13.13	$41.95
Reserve Yield Plus Institutional Fund Liquidity Class I	$17.43	$54.84
Reserve Yield Plus Institutional Fund Liquidity Class II	$21.53	$67.71
Reserve Yield Plus Institutional Fund Liquidity Class III	$27.68	$87.01
Reserve Yield Plus Institutional Fund Liquidity Class IV	$36.90	$115.91
Reserve Yield Plus Institutional Fund Liquidity Class V	$47.15	$147.95

Your costs would be the same whether you stayed in the Fund or redeemed your shares at the end of any period.

*  The Fund may charge a monthly "Low Balance Fee" (currently $15). See "How to Sell Shares."

**  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check (Class Institutional — $10 fee for amounts less than $750,000; Liquidity Class I — $100 fee for amounts less than $500,000; Liquidity Class II, Liquidity Class III, Liquidity Class IV and Liquidity Class V — $100 fee for amounts less than $100,000). See "How to Sell Shares."

***  The Fund pays a "Comprehensive Management Fee" that includes the advisory fee of 0.08%, as well as all administrative and customary operating expenses of the Fund, and shareholder liaison services (such as responding to inquiries and providing information on investments), recordkeeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses (see below), for which the Fund pays its direct or allocated share. The advisory fee component of the "Comprehensive Management Fee" is the same for all share classes.

†  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with legal proceedings, other claims and the legal obligations of the Reserve Short-Term Investment Trust (the "Trust") to indemnify its trustees, officers, employees, shareholders distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Trustees who are not "interested persons" of the adviser as defined in the Investment Company Act of 1940 ("Independent Trustees"), including the fees of the independent counsel of the Independent Trustees, for which the Fund pays its direct or allocated share.

††  From time to time, the Adviser may waive receipt of its fees, and/or voluntarily assume certain expenses of the Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. Any waiver of fees or assumption of expenses can be discontinued at any time by the Adviser. Any such fees and expenses will not be subject to any recoupment by the Adviser.

Fund Management

The Investment Adviser. Reserve Management Company, Inc., 1250 Broadway, New York, NY 10001, the Fund's investment adviser, has provided management and investment advice to companies within the Reserve family of funds since November 15, 1971. As of June 30, 2008, RMCI had over $88 billion in assets under management. RMCI manages the Fund, subject to the policies adopted by the Board of Trustees, under the terms of an Investment Management Agreement.

The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to the Fund, including transfer agent services. For its services, the Fund pays RMCI a comprehensive management fee at an annual rate based on average daily net assets of each outstanding class of the Fund's shares according to the schedule below. The fees are charged daily and paid periodically. RMCI may waive fees at its discretion. Such fee waivers are voluntary and may be discontinued at any time. RMCI reserves the right to recover any reimbursement or contigent waiver allowed to the Fund for a period of not more than three fiscal years after the reimbursement or waiver.

The comprehensive management fee for each class (as a percentage of average daily net assets), is as follows:

Class	Comprehensive Management Fee
Class Institutional	0.13%
Liquidity Class I	0.16%
Liquidity Class II	0.21%
Liquidity Class III	0.26%
Liquidity Class IV	0.36%
Liquidity Class V	0.46%

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about the fund

A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund will be available in the Fund's semi-annual report for the reporting period ended September 30, 2008.

Patrick Ledford is the portfolio manager for the Fund and is primarily responsible for decisions regarding the Fund's investments. Mr. Ledford joined RMCI in 2005. Prior to joining RMCI, Mr. Ledford was a Senior Money Market/Enhanced Cash Portfolio Manager at Citigroup from 1988 to 2005.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages and ownership in the Fund.

The Distributor. The Fund's distributor is Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001. Resrv is an affiliate of the Adviser.

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your account

How to Buy Shares

Share Classes. The Fund offers a number of share classes that are designed to offer a variety of pricing options and services to meet the needs of institutions. You will need to decide on a share class to purchase before making your initial investment. You should consider the size of your investment and the impact of potential costs over the life of your investment. Each share class is available to all investors who meet the investment minimum for the class, as described below. Each share class may not be available for purchase in all states.

Minimum Purchases. Different share classes are subject to different minimum initial and subsequent investment requirements, as indicated below. The Fund may change the minimum investment requirements at any time.

Minimum Initial and Subsequent Investment:

Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class Institutional	$35,000,000	$2,500,000
Liquidity Class I	$20,000,000	$1,000,000
Liquidity Class II	$15,000,000	$500,000
Liquidity Class III	$10,000,000	None
Liquidity Class IV	$7,000,000	None
Liquidity Class V	$5,000,000	None

How Fund Shares Are Priced. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value per share (NAV) for that class of shares. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding. The Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses.

The Fund's NAV is calculated as of 5:00 p.m. Eastern Time, its cut-off time for accepting purchase orders and redemption requests. Generally, the NAV is not calculated and purchase and redemptions orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. The NAV may also be calculated and purchase and redemption orders accepted on any such day that the SEC determines it is permissible to do so. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Fund's NAV. The NAV for each class of the Fund's shares is computed by dividing the value of the net assets of the class by the number of outstanding shares of such class.

The Fund will generally use market prices obtained from independent pricing services to value its assets. If market prices are not readily available, or if, in the judgment of the Trustees, such pricing information does not represent fair value, the Fund's assets will be priced using "fair value." Fair valuation procedures will also be used when a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of a portfolio security is determined and the time as of which the Fund's NAV is calculated. Such "fair value" determination shall be made by the Valuation Committee or the Adviser in accordance with policies and procedures adopted by the Trustees and under the supervision of the Trustees. A security's "fair value" price may differ from the price next available from independent providers or the market price. For securities whose remaining maturity is 60 days or less, the Fund will use amortized cost, which does not take into account market fluctuations. The valuation of the Fund's portfolio securities using amortized cost does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there

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may be some periods during which the value of a security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

Payment for Shares. All share purchases must be paid for in U.S. dollars. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by the method noted below:

•  By federal wire – Please call The Reserve at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Your order will be priced at the Fund's NAV calculated on the day of receipt if we receive your properly completed order before the cut-off time and your payment by federal wire is received on the same day, and you will earn dividends beginning on that day. If the Fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your purchase may be cancelled and you could be liable for any losses or fees incurred by the Fund or its transfer agent. Wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

Purchasing Shares with Securities. Subject to the approval of the Trust, shares of the Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Share Certificates. Share certificates are not issued by the Fund.

Investments Through Third Parties. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

Investments Through the Exchange Privilege. A shareholder may exchange Fund shares for shares of the same class of other Reserve funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by the Fund's cut-off time in order be effected at each funds' respective NAV on that day. Exchange requests received after the cut-off time of either fund will be effected on the next day on which the Fund's NAV is calculated.

Exchanges are available by telephone if you completed the "Redemption Instructions" information on your Account Application to authorize telephone exchanges. Unless such authorization is withheld, the Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. The Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

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Exchanges of shares of one fund for shares of another fund is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries, and some intermediaries may impose additional or different conditions on exchanges by their clients.

You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve family of funds. The Fund may change or discontinue the exchange privilege at any time.

Anti-Money Laundering Requirements. The Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Right to Refuse Purchases and Exchanges. The Fund reserves the right to refuse any purchase or exchange order for any reason. The Fund or an authorized financial intermediary will provide notification of such a rejection or cancellation generally within one business day of the placement of the order. Any limitation on a shareholder's ability to exchange shares will not affect such shareholder's ability to redeem his or her shares.

How to Sell Shares

You may redeem your shares on any day that the Fund's NAV is calculated. Shares will be redeemed at the next NAV determined after receipt of a redemption request, by telephone or in writing, by the Fund. Redemption requests received after the cut-off time for the calculation of the Fund's NAV on any day will be redeemed at the NAV calculated on the next business day. Proceeds from a redemption request will be transmitted to a shareholder by no later than the next business day after the receipt of a redemption request in good order. Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received.

Redemption proceeds can be paid by check, ACH or by wire transfer. When redeeming recently purchased shares, please be aware that if the Fund had not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten (10) calendar days from the date of purchase). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The Fund may suspend the redemption of shares if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

10

your account

A wire redemption fee may be charged according to the following schedule. Service fees may be waived under certain conditions.

Class	Fee	On Amounts Less Than
Class Institutional	$10	$750,000
Liquidity Class I	$100	$500,000
Liquidity Class II	$100	$100,000
Liquidity Class III	$100	$100,000
Liquidity Class IV	$100	$100,000
Liquidity Class V	$100	$100,000

Telephone Requests. If you completed the "Redemption Instructions" information on your Account Application, you may redeem your shares by calling 888-851-7237. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's Account Application, if any. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request with a medallion signature guarantee to the Fund. Telephone redemptions may also be sent to your address of record provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

Written Requests. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of required account holders. A medallion signature guarantee will also be required for the types of redemptions listed below.

Medallion Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•  the redemption is for more than $10,000 or the redemption proceeds are being sent to an address other than the bank or brokerage account previously designated by the shareholder; or

•  the account address has been changed within the past thirty (30) days; or

•  the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker-dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees.

Redemptions Through Third Parties. If you purchased or hold your shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve the firm's own redemption minimums, services fees or other requirements, which may be different from those described here.

Redemptions Through the Exchange Privilege. A shareholder may exchange Fund shares for shares of the same class of other Reserve funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account

11

your account

established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by the Fund's cut-off time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cut-off time of either fund will be effected on the next day on which the Fund's NAV is calculated.

Exchanges are available by telephone if you completed the "Redemption Instructions" information on your Account Application to authorize telephone exchanges. Unless such authorization is withheld, the Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. The Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries, and some intermediaries may impose additional or different conditions on exchanges by their clients.

You should carefully read the Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve family of funds. The Fund may change or discontinue the exchange privilege at any time.

Redemptions in Kind. If the amount of a redemption request is large enough to affect the Fund's operations (for example, if the request is greater than $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in liquid portfolio securities rather than in cash ("redemption in kind"), without notice. In the event that a shareholder received an in-kind redemption of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities and he or she may incur transaction expenses in converting the securities received into cash, as well as incur taxes on any capital gains from the sale as with any redemption. In addition, a shareholder would bear any market risk that the value of the securities would decline prior to their sale by a shareholder.

Minimum Balance Requirements. Because of the expenses of maintaining shareholder accounts, if an account has an average monthly account balance of less than the minimum required for that share class, and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly Low Balance Fee (currently $15) or may redeem the shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. The applicable minimum balance requirement is $100,000. Some financial intermediaries may establish different minimum balances and fee amounts.

Frequent Purchases and Redemptions

The Fund is designed as an investment vehicle for short-term cash management and is intended to provide liquidity to shareholders. Some investors may seek to take advantage of a short-term disparity between the Fund's yield and current market yields, which may have the effect of reducing the Fund's yield. Furthermore, frequent purchases and sales of Fund shares by investors may increase fund expenses and necessitate changes in portfolio management strategies that could affect performance. RMCI does not monitor or limit short-term trading activity in the Fund regardless of frequency. Accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, purchases or sales of shares of the Fund, and exchanges between funds in the Reserve family of funds, should not be used to exploit short-term swings in the market, and the Fund reserves the right to and may reject or cancel a purchase or exchange order for any reason, including if, in RMCI's opinion, there appears to be a pattern of excessive trading by an investor in other funds in the Reserve family of funds. The Fund or an authorized financial intermediary will provide notification of such a rejection or cancellation within one business day of the placement of the order. The Fund may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, and may not be able to reject all such orders, although it is the Fund's intention to do so. Any limitation on a shareholder's ability to exchange shares will not affect such shareholder's ability to redeem his or her shares.

12

shareholder services

Shareholder Services

The Fund offers a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day or visit our website at www.TheR.com. The following shareholder services are available to investors who hold their shares directly through The Reserve. These services may not be available through financial intermediaries, who may offer different services. If you are purchasing or if you hold your Fund shares through a financial intermediary, please consult a representative of the intermediary regarding what shareholder services are available.

Reserve Easy Access.SM Reserve Easy Access is The Reserve's 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining performance information and account balances. To use Easy Access, call 800-637-1700 and follow the instructions.

Reserve Online Access.SM You may access your account activity for the previous six months and obtain current price and other information through Online Access at www.TheR.com. You must call The Reserve at 800-637-1700 to activate Online Access.

The Reserve Online Trader.SM The Reserve Online TraderSM, The Reserve's proprietary institutional cash trading system is designed to simplify clients' liquidity and cash management needs by affording them the ability to purchase or redeem shares of The Reserve's money market and "Cash Plus" products online. In doing so, clients can instantly transfer money between accounts, view account histories, enter trades with real-time trade execution, and catalogue trading activity with auto e-mail trade confirmations. More information, including an online demo, can be found at https://online.ther.com/institution.

Shareholder Communications. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Fund immediately. Failure to do so could result in the shareholder suffering a loss. Additionally, shareholders receive an Annual Report, containing audited financial statements, and an unaudited Semi-Annual Report. Duplicate copies of shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report, will not be sent to related accounts at a common address, unless we receive instructions to the contrary from you. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. If you would like to receive additional copies of these materials, please contact the Fund or the financial intermediary through which you purchased your Fund shares.

Special Services. The Fund may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of account statements from past periods, and providing special research services.

Shareholder Service Policies. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to increase its minimum initial investment amount and to change the minimum account size subject to a Low Balance Fee or involuntary redemption. The Fund further reserves the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

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dividends, distributions & taxes

Dividends, Distributions & Taxes

The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Fund. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

The Fund declares dividend distributions daily and pays them monthly. The dividend distribution will include the net investment income and could at times include amounts of realized short-term capital gains, if any, on securities holdings and other Fund assets. The Fund anticipates that most of its dividends will consist of ordinary income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually.

The tax rate on certain dividend income and long-term capital gain is reduced under current law through 2010. However, to the extent the Fund's distributions are derived from income on short-term debt securities and short-term capital gain, the Fund's distributions will not be eligible for this reduced tax rate. Distributions of any long-term capital gains earned by the Fund would be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Fund. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and may recognize gain or loss on the transaction. Such gain or loss will generally be capital gain or loss, if any, which will be subject to the rules on long-term capital gains and losses to the extent you have held your shares for more than one year. Because the Fund seeks to maintain a stable $1.00 NAV, you are not likely to recognize a gain or loss on the redemption or exchange of shares.

After the end of each year, the Fund will provide you with information about the dividends and distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds.

It is the Fund's intention to distribute substantially all of its net investment income. At times a portion of the Fund's daily dividend distribution may come from net realized short-term capital gains or other Fund assets. If, for any distribution, the Fund's net investment income and net realized short-term capital gain is less than the amount of the distribution, the differences could result in a return of capital to investors for tax purposes. Net realized long-term capital gains, if any, would be distributed by the Fund at least annually.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

14

financial highlights

Financial Highlights

As the Fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.

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privacy policy

PROTECTING YOUR PRIVACY AT THE RESERVE*

Protecting Customer Information: Keeping your personal information secure is important to us at The Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

The Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

Who Is Covered by Our Privacy Policy: This Privacy Policy applies to all current and former customers of The Reserve. Customers who receive information from The Reserve through the Internet are covered by The Reserve's Internet Security Statement, which is posted on our website at www.TheR.com. The site also contains links to unaffiliated websites. The Reserve is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.TheR.com. You will be notified of any major change to the Privacy Policy.

Types of Information We Collect from Our Customers:

•  Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•  Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve and others.

•  Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•  If you visit our website, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our website at www.TheR.com for more information.

•  If you utilize The Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

Use of Information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. The Reserve shares personal information about you to give you superior customer service,

(i)

privacy policy

provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•  Legal and Routine Business Reasons. The Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve, such as printing statements, checks, etc.

•  Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by The Reserve to market The Reserve's products and services exclusively.

•  Sharing Information within The Reserve. The Reserve and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

Questions: If you have any questions, please call our Customer Service Department at 800-637-1700 and press "0" between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time or send a letter to The Reserve, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

We constantly evaluate our procedures to protect personal information and make every effort to keep your personal information accurate and current. If you identify any error in your personal information or need to change that information, please contact us and we will update our records. If you have any questions, please contact us by e-mail at customerservice@TheR.com or call us at 800-637-1700 and press "0".

Options Relating to Disclosure of Personal Information: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@TheR.com or call us at 800-637-1700 and press "0". If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

Ways you can protect your privacy:

Here are some measures to take to help prevent theft of your identity:

•  Do not share your account information, including personal or secret codes or passwords, with others.

•  Never provide confidential information to unknown callers.

•  Protect your account records including all statements and receipts.

•  Use a secure browser when doing business on the Internet, and exit online applications when finished.

(ii)

privacy policy

If you believe you may be a victim of identity theft, you should:

•  Contact The Reserve's customer service immediately.

•  Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•  File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

•  Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*  All references in this notice to "The Reserve" or "Reserve" include the Reserve family of funds, Reserve Management Corporation, Reserve Management Company, Inc., or Resrv Partners, Inc., member FINRA.

(iii)

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This Prospectus contains the information about the Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is incorporated by reference into this Prospectus. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports. The Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Fund by calling The Reserve toll free at 800-637-1700. You may also obtain these documents and the SAI from the Fund's website at www.TheR.com or by writing to The Reserve, 1250 Broadway, New York NY 10001-3701.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-551-8090. Reports and other information about the Fund are also available on the SEC's website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investors are advised to read and retain
this prospectus for future reference.

1250 Broadway, New York, NY 10001-3701
212-401-5500

General Information and 24-Hour Yield and
Balance Information
800-637-1700 • www.TheR.com

Distributor — Resrv Partners, Inc.
RYPINST-07/08

Reserve Yield Plus Institutional Fund Investment Company Act File Number: 811-21492

RESERVE YIELD PLUS
INSTITUTIONAL FUND
of Reserve Short-Term Investment Trust

PROSPECTUS
July 29, 2008

STATEMENT OF ADDITIONAL INFORMATION

RESERVE YIELD PLUS INSTITUTIONAL FUND
OF
RESERVE SHORT-TERM INVESTMENT TRUST

1250 BROADWAY, NEW YORK, NY 10001-3701
212-401-5500 / 800-637-1700

24-HOUR PERFORMANCE AND BALANCE INFORMATION

800-637-1700 / www.TheR.com

The Reserve Short-Term Investment Trust (the “Trust”) was organized as a Delaware statutory trust on January 14, 2004. The Trust is an open-end, diversified management investment company, registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Trust currently has two authorized series, including Reserve Yield Plus Institutional Fund (the “Fund”). The Fund offers 6 classes: Class Institutional, Liquidity Class I, Liquidity Class II, Liquidity Class III, Liquidity Class IV and Liquidity Class V (each a “Class”). Additional series and classes may be added in the future by the Board of Trustees (the “Trustees”).

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus of the Fund dated July 29, 2008 (the “Prospectus”). The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus.

A copy of the Prospectus may be obtained without charge by writing to the Trust at the address shown above or by calling Reserve Management Company, Inc., the Fund’s investment adviser (“RMCI” or the “Adviser”), toll free at 800-637-1700, or by accessing our website at www.TheR.com. The SEC maintains a website (http://www.sec.gov) where you can download the SAI, the Prospectus, material incorporated by reference and other information regarding the Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 29, 2008

SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE
U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND
WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE FUND IS NOT A MONEY MARKET FUND.

DESCRIPTION OF THE FUND

The investment objective of the Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. Achievement of this objective is not guaranteed. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act. The Fund seeks to maintain a stable $1.00 share price. THE FUND IS NOT A MONEY MARKET FUND.

Investment in the Fund is not insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Fund.

The Fund is a diversified mutual fund, and as such, under Section 5(b) of the Investment Company Act, must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund may invest up to 25% of the value of its total assets without regard to this limitation. The Board of Trustees may not change the Fund’s diversification status without a “Majority Vote” as defined below under “Investment Strategies and Risks.” The Fund may invest more than 5% of its assets in securities issued by agencies and instrumentalities of the United States government. The Fund may invest its assets without limit in money market funds, including affiliated funds. The Fund intends to concentrate, and normally invest at least 25% of its total assets, in commercial banks, savings institutions and foreign banks.

The following information supplements, and should be read in conjunction with, the Prospectus.

INVESTMENT STRATEGIES AND RISKS

FUND POLICIES. The Fund’s investment objective and the following investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a “Majority Vote”). The Fund cannot:

(1) borrow money, except to the extent permitted under the Investment Company Act;

(2) issue senior securities, except as permitted under the Investment Company Act;

(3) act as an underwriter with respect to the securities of others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(4) invest 25% or more of its total assets in any particular industry or group of industries, except that it will invest at least 25% of its total assets in commercial banks, savings institutions and foreign banks; this limitation does not apply to investments in U.S. government securities or repurchase agreements fully collateralized by U.S. government securities;

(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts, except that the Fund may purchase readily marketable securities of companies holding real estate or interests therein;

(6) make loans except: through loans of portfolio securities (in an amount not to exceed 33 1/3% of the Fund’s total assets, including the loan collateral), entry into repurchase agreements, acquisitions of securities consistent with its objective and policies and as otherwise permitted by the Investment Company Act;

(7) sell any security short or write, sell or purchase any futures contract or put or call option; and

(8) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

Notwithstanding the foregoing investment restrictions and to the extent permitted under the Investment Company Act of 1940 and the regulations promulgated thereunder, the Fund may invest substantially all of its assets in a related open-end investment company that invests in money market-type securities. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including the investment advisory fees of that fund).

The Investment Company Act prohibits open-end funds from issuing “senior securities” other than bank borrowings that have at least 300% asset coverage. The Fund will not be considered to have issued a “senior security” by entering into reverse repurchase agreements because it will maintain liquid assets in a segregated account having a value equal to the repurchase price, including interest.

Under the Investment Company Act, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets. Specifically, provisions of the Investment Company Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.

Although not currently using a “master/feeder” structure, pursuant to receipt of an order of exemption from the SEC, the Trust may use a “master/feeder” structure if approved by an affirmative vote of the Trustees, including the independent Trustees, and 60 days’ advance written notice is made to all shareholders. In that case, the Fund would be a “feeder fund,” meaning that it would invest in a corresponding “master fund” rather than investing directly in securities. The master fund in turn invests in securities using the strategies described in this Prospectus. If the Fund invests in a “master fund,” its overall expense ratio may increase.

The Fund may invest its assets without limit in money market funds, including affiliated funds.

As a matter of operating policy, the Fund may not invest in companies for the purposes of exercising management or control.

The following section contains more detailed information about the types of instruments in which the Fund may invest and a summary of related risks. The Fund may not buy all of these instruments or use all of these techniques; they will be utilized if, in the Adviser’s opinion, it believes that such action will help the Fund achieve its investment objective.

Principal Investments

U.S. GOVERNMENT SECURITIES. U.S. government securities include a variety of instruments which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities that have been established or sponsored by the U.S. government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury Bills, Treasury Notes, and Treasury Bonds). Obligations such as securities issued by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), the Student Loan Marketing Association (“SLMA”) and the Federal Home Loan Bank (“FHLB”) are also considered U.S. government securities. Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

BANK OBLIGATIONS. Except during temporary defensive periods, the Fund intends to invest 25% or more of its total assets in the aggregate in bank obligations that include CDs, banker’s acceptances, letters of credit, commercial paper and time deposits. A certificate of deposit is a negotiable certificate representing a bank’s obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A banker’s acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

Domestic banks are subject to extensive government regulations that may limit both the amount and types of loans which may be made and interest rates that may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and the FDIC, but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness.

FOREIGN SECURITIES. The Fund may invest in corporate debt obligations of foreign companies and U.S. dollar denominated obligations of foreign banks located in industrialized nations such as Australia and Canada and the nations of Western Europe and foreign branches of U.S. and foreign banks that at the time of investment have more than $25 billion (or the equivalent in other currencies) in total assets. Investment in these securities involve risks, which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions, which might affect payment of principal or interest. Furthermore, foreign companies are not regulated by U.S. authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

CORPORATE DEBT OBLIGATIONS. The Fund may invest in commercial paper that is investment grade corporate debt obligations. Investment grade corporate debt obligations are rated in one of the four highest rating categories by Moody’s or S&P, or if unrated are determined by RMCI to be of comparable quality. Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. A description of the ratings assigned to corporate debt obligations by Moody’s and S&P is included in this Statement of Additional Information. See “Ratings.”

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating. Subsequent to a security’s purchase by the Fund, it may cease to be rated or its rating may be reduced below minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although RMCI will consider such event in its determination of whether the Fund should continue to hold the security. RMCI may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices.

ASSET-BACKED SECURITIES. Asset-Backed Securities represent undivided fractional interests in pools of instruments, such as credit card, auto, and equipment receivables, and home equity and other consumer loans. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Prepayment, especially during periods of declining interest rates, may cause the Fund to achieve a lower rate of return upon reinvestment of principal. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

Non-Principal Investments

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement (“repo”) transaction occurs when the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price, thereby determining the yield during the term of the agreement. Repos are considered by the SEC staff to be loans issued by the Fund that enters into them. Repos could involve risks in the event of a default of the repo counter-party to the agreement, including possible delays, losses or restrictions upon the Fund’s ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repo, RMCI will follow procedures intended to provide that all repos are always fully collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund’s custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss and may incur costs in disposing of the underlying security.

In a typical reverse repo transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for receiving a percentage of its value. By repaying the repo counterparty the value received plus interest, the Fund repurchases the transferred security.

It is the Fund’s policy that entering into a reverse repo transaction, when aggregated with other borrowings, may not exceed 33 1/3% of the value of the total assets of the Fund at the time of the transaction, including the principal amount of the borrowing.

ILLIQUID SECURITIES. The Fund will not hold more than 15% of its net assets in illiquid securities, including repos maturing in more than seven (7) days.

Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the Fund’s investments is monitored by the Adviser under the supervision and direction of the Trustees. Investments currently not considered liquid include repos not maturing within seven days and certain restricted securities.

Certain illiquid securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on Fund management or performance.

BORROWING. The Fund has the authority to borrow money to meet redemption requests, to increase the Fund’s return or for extraordinary or emergency purposes, but not in an aggregate amount exceeding 33 1/3% of its total assets (including the amount of the borrowings). Reverse repurchase agreements are considered to be borrowing. The Fund may pledge, hypothecate, or in any manner, transfer any security owned by the Fund as security for indebtedness, but only in accordance with the limits discussed above.

The Fund expects to use financial leverage for investment purposes in certain circumstances. So long as the proceeds from borrowings are invested in securities that provide a higher rate of return than the return on the securities sold in the repurchase agreement, the leverage will allow shareholders to receive a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the cost of leverage were to exceed the return on the securities acquired with borrowings, the Fund’s use of leverage would result in a lower rate of return to shareholders than if the Fund were not leveraged. There is no assurance that the Fund’s use of leverage will be successful. The use of leverage creates an opportunity for increased return, but also creates additional risks, including the possibility of greater volatility of net asset value. If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. This is a speculative technique.

SECURITIES LENDING AGREEMENTS. To increase its income, the Fund may lend securities to broker-dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the “Guidelines”) and if, after any loan, the value of the securities loaned does not exceed 33 1/3% of the value of its total assets. Under the present Guidelines, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest and must consist of cash or securities of the U.S. government (or its agencies or instrumentalities). The Fund receives an amount equal to the interest on loaned securities and also receives negotiated loan fees. The Fund may also pay reasonable finders, custodian and administrative fees. The Fund may employ a third party agent to implement its securities lending program and the agent will receive a fee from Fund for its services. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange (“NYSE”), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) business days. The Fund may from time to time lend securities on a short-term basis to banks, mutual funds, broker-dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. The collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The Fund will not have the right to vote on securities while they are being lent, but will recall securities on loan in order that these securities may be voted by the Fund if holders of the securities are asked to vote or consent to matters materially affecting the investment.

RISKS OF INVESTING IN THE FUND. The principal risk factors associated with investment in the Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities that comprise the Fund’s assets; consequently when you sell (redeem) your shares of the Fund, they could be worth more or less than what you paid for them. In addition to the general investment risks of the Fund, there are risks specific to the types of securities held, which have been outlined above. The Fund intends to invest exclusively in investment-grade securities. Moody’s considers debt securites rated Baa (its lowest investment grade rating) to have speculative characteristics. Money market fund shares and U.S. government securities also are investment grade securities. Should a security’s investment-grade rating change after purchase by the Fund, RMCI would take such action, including no action, as determined to be in the best interest of the Fund by the Trustees.

TEMPORARY DEFENSIVE POSITIONS. The Fund will be invested in accordance with the investment objective and strategies outlined in the Prospectus and SAI at all times as are practicable. However, from time to time, in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (e.g., investing all of its assets in money market funds, including affiliated money market funds, subject to compliance with applicable law) that are inconsistent with the Fund’s principal investment strategies. If the Fund invests in a money market fund, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such money market fund (including the investment advisory fees of that fund), except in the case of affiliated funds where RMCI will absorb the additional fees and expenses. If the Fund adopts a temporary defensive position, the Fund may not attain its investment objective. If the Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS. A complete list of the Fund’s portfolio holdings, as of the previous day if available, will be sent at no charge by calling 800-637-1700. This information is available to any person or entity on request.

The Fund’s Chief Investment Officer is responsible for authorizing the daily release of the portfolio holdings. The Fund may provide nonpublic portfolio holdings information to RMCI and its affiliates. RMCI may distribute or authorize the distribution of the Fund’s portfolio holdings that are not yet publicly available to RMCI’s employees and affiliates that provide services to the Fund and require this information to fulfill their contractual duties relating to the Fund. To address possible conflicts between the interests of Fund shareholders and those of the RMCI and its affiliates, no consideration may be received by the Fund, RMCI or its affiliates or any of their employees in connection with the disclosure of portfolio holdings information.  In addition, persons approved to receive nonpublic portfolio holdings information will receive it only as often as necessary for the purpose for which it is provided. The Trust, RMCI and Resrv have also adopted a Code of Ethics that prohibits revealing information relating to the Fund’s portfolio or activities except to the Reserve Funds, RMCI, RMC and Resrv, establishes guidelines and procedures to identify and prevent persons who may have knowledge of the Trust’s investments and investment intentions from breaching their fiduciary duties and deals with other situations that may pose a conflict of interest or a potential conflict of interest. The Code of Ethics does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers’ acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments including repurchase agreements, stock indices, shares of registered open-end investment companies (mutual funds)(other than Reportable Funds, as defined by the Code of Ethics) or exchange-traded funds, other than those organized as unit investment trusts. An Access Person, as defined by the Code of Ethics, may only engage in personal securities transactions in accordance with the procedures and guidelines established under the Policies And Procedures Concerning the Misuse of Material Non-Public Information (the “Insider Trading Policy”).  The employees, affiliates and subsidiaries of the Trust, RMCI and Resrv must annually certify to compliance with the Code of Ethics and the Insider Trading Policy.

Any nonpublic portfolio holdings information made to entities other than RMCI and its affiliates will be reviewed by the Chief Compliance Officer (“CCO”) prior to any release of the portfolio holdings information. The CCO will approve the furnishing of nonpublic portfolio holdings information to a third party only if she/he considers the furnishing of such information to be in the best interests of the Fund and its shareholders. There are no ongoing arrangements with third parties to make available information about the Fund’s portfolio holdings that is not publicly available.

The Fund does not expect to disclose information about the Fund’s portfolio holdings that is not publicly available to individual and institutional investors, to intermediaries that distribute the Fund’s shares or to any other third party. The Fund may provide nonpublic portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.

The Board receives and reviews quarterly reports to the on the operation and effectiveness of the portfolio holdings policy.

Security Allocation. When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by the Adviser, the transactions are allocated as to amount in accordance with the amount of the order placed for the Fund. The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

PORTFOLIO TRANSACTIONS

PORTFOLIO TRANSACTION EXPENSES. Investment transactions by the Fund are normally principal transactions at net prices. Therefore, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter, and after-market transactions with dealers involve a spread between the bid and asked prices.

The Adviser places all orders for the purchase and sale of the Fund’s investment securities, subject to the overall supervision of the officers and the Trustees of the Fund. In the purchase and sale of investment securities, the Adviser will seek to obtain prompt and reliable execution of orders at favorable prices and yields. In determining the best net results, the Adviser may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with the Adviser, and any statistical, research or other services provided by the dealer to the Adviser. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by the Adviser. Dealers who execute investment securities transactions may also sell shares of the Fund. However, any such sales will be neither a qualifying nor disqualifying factor in the selection of dealers.

FEE ALLOCATION. When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by the Adviser, the fees for such transactions are allocated generally in accordance with the amount of the order placed for each fund. The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management and supervision of the Fund. The Trustees approve all material agreements between the Fund and the Fund’s service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee consists of Messrs. Montgoris and Artinian and Ms. Albicocco.  The Audit Committee reviews the Fund’s compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof.  The Nominating Committee, also comprised of these Independent Trustees, evaluates the qualifications of candidates and nominates individuals to serve as Independent Trustees when required. The Nominating Committee does not consider nominees recommended by shareholders. The Valuation Committee, which is comprised of Messrs. Bent and Ehlert, must be comprised of at least 2 Trustees at all times, one of whom must be an Independent Trustee.  The Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Audit Committee met five (5) times in the fiscal year ended March 31, 2008.

BIOGRAPHICAL INFORMATION. Biographical information relating to the Independent Trustees, the Officers of the Fund and the Trustee who is an “interested person” of the Fund, as defined in the Investment Company Act (the “interested Trustee”), is set forth below. The Trustees and the Officers of the Fund oversee five registered investment companies, with 23 portfolios, in The Reserve fund family.†

Name, Address, Age	Positions With the Fund	Term of Office** and Length of Service	Principal Occupations during the Last Five Years and Other Directorships

Interested Trustee

Bruce R. Bent†*# Age: 71 The Reserve 1250 Broadway New York, NY 10001	Chairman, President, Treasurer and Trustee	Trustee since inception Chairman since 2000

President of Reserve Management Company, Inc. (“RMCI”), Chairman of Reserve Management Corporation (“RMC”) and Chairman of Resrv Partners, Inc. (“Resrv”) since 2000; Chairman and Director of Reserve International Liquidity Fund Ltd. since 1990. Co-founder of The Reserve Fund in 1970; officer thereof since 1970.

Independent Trustees

Edwin Ehlert, Jr. Age: 77 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception	Retired. President of Premier Resources, Inc. (meeting management firm) since 1987; Trustee of other Reserve funds.

William E. Viklund Age: 68 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee since Inception	Retired since 1996; Trustee of other Reserve funds.

William J. Montgoris Age: 61 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception

Retired since 1999; Director of Stage Stores, Inc. (retailing) since 2004; Director of OfficeMax Inc. (consumer goods/office supplies) since 2007; Director of Carters, Inc. (consumer goods/apparel) since 2007; Trustee of other Reserve funds.

Frank J. Stalzer Age: 51 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception	President of Astrex Electronics since 2006; Vice President and GM of Arrow/Zeus from 2004 to 2005; Vice President of Marketing of Arrow/Zeus from 2002 to 2004; Trustee of other Reserve funds.

Ronald J. Artinian Age: 60 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception	Private investor since 1998; Director of First Real Estate Investment Trust of New Jersey since 1992; Director of NYMagic, Inc. (insurance) since 2008; Trustee of other Reserve funds.

Santa Albicocco Age: 57 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception	Board Member of the New York State Banking Board from 1998 to 2004; Department County Executive for Finance - County of Nassau, NY; Trustee of other Reserve funds.

Stephen P. Zieniewicz Age: 48 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception

Executive Director - University of Washington Medical Center since 2007; Chief Operating Officer - Saint Louis University Hospital from 2004 to 2007; Vice President Support Services - South Nassau Communities Hospital from 2001 to 2004; Trustee of other Reserve funds.

Officers Who Are Not Trustees

Bruce R. Bent II†# Age: 42 The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer	Senior Vice President and Assistant Secretary since 2000, Co-Chief Executive Officer since 2005.

Senior Vice President, Secretary and Assistant Treasurer of RMCI, Senior Vice President, Secretary and Assistant Treasurer of RMC, and Secretary, Assistant Treasurer and Director of Resrv since 2000; Former Trustee of Trusts in The Reserve fund complex.

Arthur T. Bent III†# Age: 40 The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary	Assistant Treasurer since 2000, Co-Chief Executive Officer and Senior Vice President since 2005.

Chief Operating Officer, Treasurer, Senior Vice President and Assistant Secretary of RMCI, President, Treasurer and Assistant Secretary of RMC, and Treasurer, Assistant Secretary and Director of Resrv since 2000.

Patrick J. Farrell Age: 48 The Reserve 1250 Broadway New York, NY 10001	Chief Financial Officer	Chief Financial Officer since 2006.

Chief Financial Officer of RMCI and its affiliates since 2006; Chief Financial Officer, Treasurer and Assistant Secretary of the MainStay Funds, Eclipse Funds, and MainStay VP Funds; Principal Financial Officer – McMorgan Funds; Managing Director New York Life Investment Management from 2001 to 2005.

Christina Massaro Age: 41 The Reserve 1250 Broadway New York, NY 10001	Chief Compliance Officer	Chief Compliance Officer since 2005

Chief Compliance Officer of the Fund, RMCI and Resrv since 2005; Anti-Money Laundering Compliance Officer of RMCI and Resrv since 2006; Chief Compliance Officer from 2001 to 2005 and Anti-Money Laundering Compliance Officer from 2002 to 2005 of Maxcor Financial Inc. and Maxcor Financial Asset Management.

Catherine Crowley Age : 54 The Reserve 1250 Broadway New York, NY 10001	Secretary	Secretary since 2007.	General Counsel, RMCI since 2007; Senior Vice President, Secretary-RMC since 2007; Senior Vice President, Associate General Counsel-J.P. Morgan Chase, October 1986-April 2004.

*  Mr. Bruce Bent is an “interested person” of the Fund as defined in Section 2(a) (19) of the Investment Company Act, due to his positions with RMC, RMCI and Resrv.

**  Each Trustee shall hold office until he/she resigns, is removed or until his successor is duly elected and qualified. A Trustee shall retire upon attaining the age of seventy-five (75) years, unless extended by a vote of the Independent Trustees. Trustees need not be shareholders. Officers hold their positions with the Trust until a successor has been duly elected and qualified.

†  Mr. Bruce R. Bent, Mr. Bruce R. Bent II and Mr. Arthur T. Bent II also serve as officers to an unregistered fund advised by the Investment Adviser.

# Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.

Trustee Share Ownership. As of December 31, 2007, the Trustees were the beneficial owners of the equity securities of all the Funds and other registered investment companies in the Reserve family of funds overseen by each Trustee (the “Supervised Funds”), as indicated below:

	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND*	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL SUPERVISED FUNDS

INTERESTED TRUSTEE:
Bruce R. Bent	None	Over $100,000
INDEPENDENT TRUSTEES:
William E. Viklund	None	$50,001-$100,000
Joseph Donnelly *	None	$10,001-$50,000
Edwin Ehlert, Jr.	None	Over $100,000
William J. Montgoris	None	$50,001-$100,000
Frank Stalzer	None	$50,001-$100,000
Ronald J. Artinian	None	$10,001-$50,000
Santa Albicocco	None	$10,001-$50,000
Stephen P. Zieniewicz	None	$10,001-$50,000

* Resigned as of June 12, 2008

As of July 10, 2008, neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv, the Sub-Adviser or any entity controlling, controlled by or under common control with the Fund.

Compensation of Trustees. The non-interested Trustees are paid a fee of $3,500 for each Board meeting that they attend in person, a fee of $1,000 for each joint telephonic meeting that they participate in, an annual fee of $40,000 for service to all of the trusts in The Reserve fund complex and reimbursement for any out-of-pocket expenses of attending meetings. These fees and expenses are allocated among the funds in the Reserve fund complex on the basis of each fund’s relative net assets.  The Trustees do not receive any pension or retirement benefits. The Audit Committee members receive an annual committee fee of $2,000 and a fee of $1,000 for each telephonic meeting of the Audit Committee that they participate in that is held separately from a Board meeting. Mr. Montgoris and Ms. Albicocco receive an annual fee of $25,000 for their service as audit committee financial experts for the trusts for which they serve as such.

For the fiscal year ended March 31, 2008, the Trustees received the following compensation from the Fund and Supervised Funds.  Mr. Bruce Bent does not receive compensation from the Fund.

NAME OF TRUSTEE	COMPENSATION FROM THE FUND*	COMPENSATION FROM ALL RESERVE/HALLMARK TRUSTS

INTERESTED TRUSTEE:
Bruce R. Bent	None	None
INDEPENDENT TRUSTEES:
William E. Viklund	None	$ 55,000
Joseph Donnelly **	None	$ 55,000
Edwin Ehlert, Jr.	None	$ 57,000
William J. Montgoris	None	$ 83,000
Frank Stalzer	None	$ 52,500
Ronald J. Artinian	None	$ 57,000
Santa Albicocco	None	$ 76,750
Stephen P. Zieniewicz	None	$ 55,833

*Each Trustee serves on the Board of five registered investment companies, which encompass a total of 23 portfolios.

** Resigned as of June 12, 2008

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust.

As of July 1, 2008, no persons or entities owned of record or beneficially 5% or more of a class of shares of the Fund.

Persons or organizations beneficially owning, either directly or through one or more controlled companies, 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of the Fund for their approval. As of July 1, 2008, no person or organization was a control person of any Fund.

CODE OF ETHICS. The Trust, its Adviser and Resrv have adopted a Code of Ethics conforming to the requirements of the Investment Company Act. The purpose of the Code of Ethics is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust’s investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material non-public information. Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. Under the Code of Ethics, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established. The Code of Ethics does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers’ acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments including repurchase agreements, stock indices, shares of registered open-end investment companies (mutual funds)(other than Reportable Funds, as defined by the Code of Ethics) or exchange-traded funds, other than those organized as unit investment trusts.

PROXY VOTING. The Trustees have delegated proxy voting authority with respect to the Fund’s portfolio securities to RMCI. In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, RMCI has adopted and implemented the proxy voting policy and procedures set forth in Appendix A to this SAI with respect to the Trust. RMCI believes that the policy and procedures ensure that proxies are voted in the best interests of the Fund, in accordance with its fiduciary duties and applicable rules and regulations.

RMCI’s proxy voting policies and procedures, as well as information about how a particular proxy was voted, for the most recent 12 month period ended June 30, 2008, will be available upon request. Please contact The Reserve, 1250 Broadway, New York, NY 10001-3701, attn: Client Services or call 800-637-1700 to request a copy.  This information is also available at the SEC’s website at http://www.sec.gov.

INVESTMENT MANAGEMENT ARRANGEMENTS

RMCI, located at 1250 Broadway, New York, NY 10001-3701, serves as the investment adviser to the Trust. Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are considered “controlling persons” of RMCI based on their direct and indirect securities ownership.

INVESTMENT MANAGEMENT AGREEMENT. The Trust, on behalf of the Fund, has entered into an Investment Management Agreement with the Adviser (the “Management Agreement”) which provides for a comprehensive management fee structure. Under the Management Agreement, RMCI manages the respective Fund’s investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Investment Management Agreements with the Fund, RMCI is paid a comprehensive management fee (the “Management Fee”), which includes the advisory fee (0.08% of each class’s average daily net assets), all operating and other expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), recordkeeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the definition of operating and other expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with legal proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of the independent counsel of the Independent Trustees, for which the Fund pays its direct or allocated share. The Management Fee is paid on the average daily net assets of the Fund according to the following schedule:

Class Institutional	liquidity CLASS I	liquidity CLASS II	liquidity CLASS III	liquidity CLASS IV	liquidity CLASS V
0.13%	0.16%	0.21%	0.26%	0.36%	0.46%

From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI, may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate and other payments to intermediaries. No fees were waived and/or expenses were not voluntarily assumed for the Yield Plus Institutional Fund as the Fund has not yet commenced operations.

PORTFOLIO MANAGER DISCLOSURE

All of the below information is provided as of March 31, 2008.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Patrick Ledford, the Fund’s portfolio manager, has day-to-day management responsibilities for six funds in two registered investment companies (other than the Fund) and five pooled investment vehicles with assets totaling approximately $74 billion and $4 billion, respectively. No advisory fee is paid based on performance for any of these registered investment companies.  As of March 31, 2008, Mr. Ledford did not own securities of the Fund.

PORTFOLIO MANAGER’S COMPENSATION

The portfolio manager is compensated for his services by RMCI. The portfolio manager’s compensation consists of a fixed base salary and a discretionary bonus. Base salary is determined based on market factors and the skill, experience and responsibilities of Mr. Ledford. The discretionary bonus is based on the annual, pre-tax performance of the funds that he manages relative to their peers (as currently set forth in iMoneyNet First Tier Taxable Money Funds, iMoneyNet US Government and Agency Money Funds, iMoneyNet US Treasury Only Money Funds, and iMoneyNet Offshore Money Funds), as well as RMCI’s profitability.

POTENTIAL CONFLICT OF INTEREST

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of other funds on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other funds he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other funds, the portfolio manager may take action with respect to another fund that differs from the action taken with respect to the Fund. RMCI has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Mr. Ledford may devote unequal time and attention to the management of the funds he advises. As a result, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds overseen by Mr. Ledford have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit the Fund’s ability to take full advantage of the investment opportunity. Because of the nature of the Fund’s investments, this is not expected to occur.

DISTRIBUTION ARRANGEMENTS

DISTRIBUTION AGREEMENT. The Trust, on behalf of the Fund, has entered into a distribution agreement with Resrv, an affiliate of RMCI (the “Distribution Agreement”) for the distribution of the Fund’s shares. Resrv, located at 1250 Broadway, New York, NY 10001, acts as the “principal underwriter” for the Fund and as such arranges for the continuous offering of the Fund’s shares. The Distributor has the right to enter into selected dealer agreements with intermediaries of its choice for the sale of Fund shares. Resrv’s principal business is the distribution of mutual fund shares.

In addition to the amounts paid under the Distribution Agreements RMCI may, at its discretion, pay an intermediary amounts from its own resource including amounts paid to it under Management Agreements. The rate of any additional amounts that may be paid will be based on the analysis by RMCI of the contribution that the intermediary makes to the Fund by increasing assets under management and reducing expense ratios, the costs that the Fund might bear if such services were provided directly by the Fund or by another entity and the possibility of assets being withdrawn from the Fund with a corresponding increase in the Fund’s expense ratio.  The amounts paid, which can vary by Intermediary, can be used by the intermediary to offset its costs associated with account maintenance support, statement preparation, and transaction processing and other shareholder support services. Amounts paid by RMCI to Intermediaries, which vary by class of shares, represent a substantial portion of the amount received by RMCI under the Management Agreements. In addition to amounts paid by RMCI, an intermediary may charge a fee for its services directly to its clients. To the extent intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, RMCI and its affiliates benefit from the incremental management and other fees paid to RMCI and its affiliates by the Fund with respect to those assets.

APPROVAL OF DISTRIBUTION ARRANGEMENTS. Each Distribution Agreement may be renewed from year to year, if approved by the Trustees and by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. Each Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the respective Fund, or by a vote of the Independent Trustees. Each Distribution Agreement will terminate automatically in the event of its assignment.

OTHER SERVICE PROVIDERS

TRANSFER AGENT. The Trust acts as its own transfer and dividend-paying agent.

CUSTODIAN. State Street Bank & Trust Co., 2 Avenue De Lafayette, Boston, MA 02111 is the custodian of the assets of the Fund pursuant to an custodian agreement with the Trust on behalf of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Committee has selected KPMG LLP as the Trust’s independent registered public accounting firm.

INFORMATION ABOUT THE TRUST

The Trust is a statutory trust organized under the laws of the state of Delaware. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of the Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, redemptions and in the net assets of the Fund upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the Investment Company Act (e.g., to approve a new Management Agreement or change the fundamental investment policies) or by the Declaration of Trust.

Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund, or any previously issued and reacquired shares of the Fund; each class having such different dividend, liquidation, voting and other rights and characteristics as they may determine. Any changes would be required to comply with all applicable state and federal securities laws which require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that, under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets of the Fund available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund’s issued shares without shareholder approval.

Each Fund share, when issued, is fully paid, non-assessable and fully transferable or redeemable at the shareholder’s option. Each share has an equal interest in the net assets of the Fund, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. The Fund intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

To date, the Board has authorized the creation of two series, including Reserve Yield Plus Institutional Fund. The Reserve Yield Plus Institutional Fund offers six classes of shares: Class Institutional, Liquidity Class I, Liquidity Class II, Liquidity Class III, Liquidity Class IV and Liquidity Class V. All consideration received by the Trust for shares of the Funds and/or classes and all assets in which such consideration is invested will belong to that Fund and/or class (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class. The Trust has the ability to create, from time to time, new series and/or classes without shareholder approval.

Under Delaware law, the shareholders and trustees of a statutory trust can be personally liable for the Fund’s obligations unless, as is the case with the Trust, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the such obligations, and the investment portfolio’s obligations to third parties, and requires that every written contract made by the Trust contain a provision to that effect. The Declaration of Trust also requires the Trust to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Management Agreement, material amendments to the Plan, and changes in the fundamental policies of the Fund. These items require approval by a Majority Vote of the class affected.

HOW TO BUY AND SELL SHARES

Information relating to the calculation of net asset value and to the purchase and redemption of shares is located in the Prospectus.

SHAREHOLDER SERVICES

Information relating to shareholder services is located in the Prospectus.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. The Fund and the Adviser do not provide tax advice and strongly urge investors to consult their own tax adviser(s) with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

THE FUND AND ITS INVESTMENTS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”) each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the funds being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund does not qualify as a regulated investment company, or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. Investments by the Fund in zero coupon securities generally will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price by more than a de minimis amount) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

FOREIGN INVESTMENTS. Interest or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

TAXATION OF U.S. SHAREHOLDERS

DIVIDENDS AND DISTRIBUTION. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.  The Fund declares dividends daily, consisting of daily income earned, and pays them monthly. At times, daily dividend declarations could also include short-term capital gains, if any, on securities holdings and other Fund assets. Over the course of the year, substantially all of the Fund’s net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor’s account at NAV unless the shareholder has elected in writing or on the Account Application to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends paid out of the Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of the Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net realized long-term capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, whether paid in cash or in shares and regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the corporate dividends-received deduction.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Similar requirements must be satisfied by a shareholder with respect to fund distributions as well. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income. Because no portion of the Fund’s income is expected to consist of dividends paid by U.S. or qualified foreign corporation, no portion of the dividends paid by the Fund is expected to be eligible for the lower tax rates on qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving distributions in the form of additional shares, rather than cash, generally should be treated for U.S. federal income tax purposes as receiving a distribution in an amount, and having a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of dividends and distributions, and shareholders receiving dividends or distributions in the form of additional shares will receive a report as to the NAV of those shares.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six (6) months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

SALES OF SHARES. Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant NAV per share, a shareholder may realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets in the shareholder’s hands, will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six (6) months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six (6) months.

The Fund may be required by federal law to withhold 28% of dividends, distributions and redemption proceeds payable to you that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number (“TIN”) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited against your U.S. federal income tax liability. For individual shareholders, the TIN is the shareholder’s social security number.

OTHER TAXES. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. Dividends by the Fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distribution of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. INVESTORS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISER(S) WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

PERFORMANCE INFORMATION

The Fund may from time to time advertise its total return. In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor’s 500 Stock Index, Dow Jones Industrial Average, the Russell 2000 Index, or other unmanaged indices, so that investors may compare the Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the NAV of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods.

AVERAGE ANNUAL TOTAL RETURN QUOTATION. The Fund calculates its average annual total return by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or for the periods of the Fund’s operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T) (TO THE POWER OF n) = ERV

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION. The Fund calculates its average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or for the periods of the Fund’s operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T) ( TO THE POWER OF n) = ATVD

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION. The Fund calculates its average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or for the periods of the Fund’s operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1 + T) (TO THE POWER OF n) = ATVDR

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

YIELD. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which the yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund’s average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See above “Calculation of NAV” for a discussion of the manner in which the Fund’s price per share is determined.

Yield information is useful in reviewing the Fund’s performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit, which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity that will reduce their return.

Comparative performance information may be used from time to time in advertising or marketing the Fund’s shares, including data from various industry publications. From time to time, the Trust may refer to the growth of assets managed or administered by RMCI over certain time periods in its advertising and sales literature.

FINANCIAL STATEMENTS

As the Fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.

RATINGS

The following are the rating designations of short-term instruments and their respective meanings.

STANDARD & POOR’S CORPORATION. A-1: This designation is the highest category of S&P and indicates that the degree of safety regarding timely payment is strong. Those short-term obligations that have extremely strong repayment capacity will be denoted with a plus (+).

MOODY’S INVESTORS SERVICES, INC. Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 ratings will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

There are three (3) categories for short-term obligations that define an investment grade situation designated Moody’s Investment Grade as MIG1 (best) through MIG3. MIG1 denotes best quality, i.e., there is a strong protection by established cash flows, superior liquidity support or demonstrated broad-based market access for re-financing. MIG2 denotes high quality, the margins of protection are ample but not as large as MIG1.

Corporate Debt Obligation

The following summarizes the ratings used by S&P for corporate debt obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

The following summarizes the ratings used by Moody’s for corporate debt obligations:

Aaa - Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally know as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are consider as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

APPENDIX A

RESERVE MANAGEMENT COMPANY, INC
PROXY VOTING POLICY AND PROCEDURES

I.         POLICY

Reserve Management Company, Inc. (the “Adviser”) acts as investment adviser for the various series of The Reserve’s registered investment companies, referred to collectively as the “Funds”. The Adviser has full authority to vote proxies on behalf of each Fund. Although the Funds do not invest in corporate securities, they may on occasion invest in affiliated or other mutual funds which may issue proxies from time to time. Therefore, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its authority in accordance with this Policy and Procedures.

When voting proxies for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund. The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of each Fund’s account.

II.        PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III.       PROCEDURES

The Portfolio Manager of each Fund (each a “Portfolio Manager”) is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of each Fund’s best interests. Although many proxy proposals can be voted in accordance with the Funds’ established guidelines (see Section V. below, “Proxy Voting Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to those Guidelines.

A.       CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of any Fund, the Adviser will resolve such a conflict in the manner described below:

1.                          VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser HAS LITTLE OR NO DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.                          OBTAIN CONSENT. To the extent that the Adviser HAS DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to each affected Fund and obtain consent to the proposed vote prior to voting the securities. The disclosure will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict such that each affected Fund would be able to make an informed decision regarding the vote. If a Fund does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that Fund’s account.

Each Portfolio Manager will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this Section III.A.

B.        LIMITATIONS

In certain circumstances, in accordance with a Fund’s investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.                          FUND MAINTAINS PROXY VOTING AUTHORITY: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party.

2.                          TERMINATED ACCOUNT: Once a Fund account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the Fund may specify in writing that proxies should be directed to the Fund (or a specified third party) for action.

3.                          LIMITED VALUE: If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies. The Adviser also will not vote proxies received for securities which are no longer held by the Fund’s account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the Fund account is less than $500.

4.                          SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the Fund’s account, the Adviser may recall the security for purposes of voting, subject to the securities lending agreements with the Funds’ custodian in place at that time.

5.                          UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal.

IV.       RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.        PROXY VOTING GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list, do not include all potential voting issues and are to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules. The Adviser is instructed to vote all proxies in accordance with these guidelines, except as otherwise instructed. However, because proxy issues and the circumstances of individual companies are so varied, there may be instances when proxies may not be voted in strict adherence to these guidelines.

The following guidelines are grouped according to the types of proposals generally presented to stockholders. Part A deals with proposals that have been approved and recommended by the company’s board of directors. Part B deals with proposals submitted by stockholders for inclusion in proxy statements. Part C addresses unique considerations pertaining to foreign issuers.

A.       BOARD APPROVED PROPOSALS

The vast majority of matters presented to stockholders relate to proposals made by the issuer itself. These proposals have been approved and recommended by the issuer’s board of directors. The Funds fully support the enhanced corporate governance practices being implemented and intend to hold corporate boards accountable for their actions in promoting stockholder interests. Accordingly, the Funds’ proxies will generally be voted for board-approved proposals, except as follows:

a.                          The Funds will withhold votes for any nominee for director who is considered independent by the company but who has received compensation from the company other than for service as a director (such as for investment banking, consulting, legal or financial advisory services).

b.                         The Funds will vote on a case-by-case basis in contested elections of directors and on proposals to classify a board of directors.

The Funds will vote on a case-by-case basis on board approved proposals:

•          relating to executive compensation.

•          relating to changes in a company’s capitalization.

•          relating to acquisitions, mergers, re-incorporations, reorganizations and other similar transactions.

•          to adopt any form of anti-takeover measures.

•                             to amend a company’s charter or bylaws (except for charter amendments which are necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

•          on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

B.        STOCKHOLDER PROPOSALS

The Securities and Exchange Commission regulations permit stockholders to submit proposals for inclusion in a company’s proxy statement. These proposals often seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The Funds will vote on a case-by-case basis on all shareholder proposals.

C.        VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated outside of the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing certain foreign issuers may provide substantially less protection for shareholders. As a result, the above guidelines, which are premised on the existence of sound corporate governance and disclosure frameworks, may not be appropriate under some circumstances for foreign issuers. Therefore, the Funds will vote proxies of foreign issuers on a case-by-case basis.

APPROVED AS OF March 6, 2008

PART C

Item 23. Exhibits

(a) (1) Declaration of Trust and Amendments (1)

(a) (2) Amended and Restated Declaration of Trust (3)

(b) Bylaws (1)

(c) See item (a) and (b)

(d)	(1) Investment Management Agreement (3)

(2) Amended Investment Management Agreement (5)
(3) Investment Management Agreement between Yield Plus Institutional Fund and Reserve Management Company, Inc. (6)

(e)	(1) Distribution Agreement(3)

(f) None

(g) (1) Global Custodian Agreement with Chase Manhattan Bank (2)

(h) Not applicable

(i) Opinion and Consent of Counsel (7)

(j)	(1) Consent of Independent Registered Public Accounting Firm (7)

(2) Powers of Attorney (7)

(k) Not applicable

(l) Purchase Agreement (3)

(m) Plan of Distribution (3)

(n)	(1) 18f-3 Plan (3)
(2) Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 (6)

(o) Reserved

(p) Code of Ethics (4)

(1) Incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed on January 22, 2004 (File No. 333-112108).

(2) Incorporated by reference to Post-Effective Amendment No. 60 filed on Form N-1A of Reserve Funds, filed on July 30, 1999 (File No. 002-36429).

(3) Incorporated by reference to Registrant’s Pre-Effective Amendment No. 33 filed on May 11, 2005 (File No. 333-112108)

(4) Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement, filed on May 30, 2007 (File No. 333-112108)

(5) Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement, filed on July 27, 2007 (File No. 333-112108).

(6) Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 filed on December 7, 2007.

(7) Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

The Registrant does not control and is not under common control with any person or entity.

Item 25. Indemnification

Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

Reserve Management Company, Inc. (“RMCI”) acts as the investment adviser for each series of the following open-end registered management investment companies: The Reserve Fund, Reserve Municipal Money-Market Trust II, Reserve New York Municipal Money-Market Trust, Reserve Municipal Money-Market Trust and Reserve Short-Term Investment Trust.

Each executive officer of RMCI is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 2003 for his own account or in the capacity of director, officer, partner or trustee. Mr. Bruce Bent is Chairman, President and Treasurer, Mr. Bruce Bent II is Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer, Mr. Arthur Bent II is Co-Chief Executive Officer, Senior Vice President and Assistant Secretary, Ms. Christina Massaro is Chief Compliance Officer, Mr. Patrick Farrell is Chief Financial Officer and Ms. Catherine Crowley is Secretary of each of the Trusts for which RMCI acts as investment adviser. The address of each of the registered investment management companies listed above, RMCI, Reserve Management Corporation and Resrv Partners, Inc. is 1250 Broadway, 32nd Floor, New York, New York 10001.

Name	Position with the Adviser	Other Business
Bruce R. Bent	Chairman	Chairman of Reserve Management Corporation and Chairman of Resrv Partners, Inc.

Bruce R. Bent II	Vice Chairman, President, Assistant Secretary and Assistant Treasurer	Vice Chairman, Senior Vice President, Assistant Secretary and Assistant Treasurer of Reserve Management Corporation and Vice Chairman, Secretary and Assistant Treasurer of Resrv Partners, Inc.

Arthur T. Bent III	Vice Chairman, Sr. Vice President, COO/Treasurer and Assistant Secretary	Vice Chairman, President, Treasurer and Assistant Secretary of Reserve Management Corporation and Vice Chairman, Treasurer and Assistant Secretary of Resrv Partners, Inc.

Catherine Crowley	General Counsel, Secretary and Senior Vice President	General Counsel, Secretary and Senior Vice President of Reserve Management Company; General Counsel, Secretary and Senior Vice President of Resrv Partners, Inc.

Christina Massaro	Chief Compliance Officer	Chief Compliance Officer of Reserve Management Corporation and Resrv Partners, Inc.

Patrick J. Farrell	Chief Financial Officer	Chief Financial Officer of Reserve Management Corporation and Resrv Partners, Inc.

Item 27. Principal Underwriters.

(a)                                  Resrv Partners, Inc., the principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Municipal Money-Market Trust II, Reserve New York Municipal Money-Market Trust, Reserve Municipal Money-Market Trust, and Reserve Short-Term Investment Trust.

(b)                                 Provided below is the name, position(s) and office(s) with Resrv Partners, Inc. and positions and offices with each series of the Registrant for each Director, Officer or partner of Resrv Partners, Inc. The principal business address of each such person is 1250 Broadway, 32nd Floor, New York, New York 10001.

Name	Position(s) and Office(s) with Resrv Partners, Inc.	Position(s) and Office(s) with the Registrant
Bruce R. Bent	Chairman	Chairman, President and Treasurer

Mary Belmonte	President	None

Bruce R. Bent II	Vice Chairman, Secretary, Assistant Treasurer	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer

Arthur T. Bent III	Vice Chairman, Treasurer, Assistant Secretary	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary

Catherine Crowley	General Counsel, Secretary and Senior Vice President	Secretary

Christina Massaro	Chief Compliance Officer	Chief Compliance Officer

Patrick J. Farrell	Chief Financial Officer	Chief Financial Officer

(c) Not applicable.

Item 28. Location of Accounts and Records

All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Registrant at 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by State Street Bank & Trust  Co., the Registrant’s Custodian, located at 2 Avenue De Lafayette, Boston, MA 02111.

Item 29. Management Services.

See “Investment Management, Distribution and Service Agreements” in the Registrant’s Statement of Additional Information.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 29th day of July, 2008.

RESERVE SHORT-TERM INVESTMENT TRUST

By:	/s/ Bruce R. Bent
Bruce R. Bent
Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Bruce R. Bent	Chairman, President, Treasurer	July 29, 2008
Bruce R. Bent	and Trustee

/s/ Arthur T. Bent III	Co-Chief Executive Officer,
Arthur T. Bent III	Senior Vice President and Assistant	July 29, 2008
Secretary
/s/ Bruce R. Bent II
Bruce R. Bent II	Co-Chief Executive Officer, Senior Vice	July 29, 2008
President and Assistant Treasurer

/s/ William Viklund*
William Viklund*	Trustee	July 29, 2008

/s/ Edwin Ehlert, Jr.*
Edwin Ehlert, Jr.*	Trustee	July 29, 2008

/s/ William J. Montgoris*
William J. Montgoris*	Trustee	July 29, 2008

/s/ Frank J. Stalzer*
Frank J. Stalzer*	Trustee	July 29, 2008

/s/ Santa Albicocco*
Santa Albicocco*	Trustee	July 29, 2008

/s/ Stephen P. Zieniewicz*
Stephen P. Zieniewicz*	Trustee	July 29, 2008

/s/ Ronald J. Artinian*
Ronald J. Artinian*	Trustee	July 29, 2008

* By:	/s/ Bruce R. Bent

Bruce R. Bent as Attorney-in-Fact

EXHIBIT INDEX

Exhibit Numbers	Description
(i)	Opinion and Consent of Counsel

(j)(1)	Consent of Independent Registered Public Accounting Firm

(j)(2)	Powers of Attorney